LORD ABBETT INVESTMENT TRUST

Lord Abbett Ultra Short Bond Fund

Supplement dated September 24, 2018 to the

Prospectus dated April 1, 2018, as supplemented

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 13 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Yoana N. Koleva, Portfolio Manager	2016
Andrew H. O’Brien, Partner and Portfolio Manager	2016
Kewjin Yuoh, Partner and Portfolio Manager	2016
Adam C. Castle, Portfolio Manger	2016

The following paragraph replaces the second paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 30 of the prospectus:

Yoana N. Koleva, Portfolio Manager, heads the Fund’s team. Ms. Koleva joined Lord Abbett in 2011 and has been a member of the Fund’s team since 2016. Additional members of the Fund’s team are Andrew H. O’Brien, Partner and Portfolio Manager, Kewjin Yuoh, Partner and Portfolio Manager, and Adam C. Castle, Portfolio Manager. Messrs. O’Brien, Yuoh, and Castle joined Lord Abbett in 1998, 2010, and 2015, respectively, and have been a member of the Fund’s team since 2016. Mr. Castle was formerly Vice President at Credit Suisse from 2013 to 2015. Ms. Koleva and Messrs. O’Brien, Yuoh, and Castle are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.